Exhibit 10.14
EXECUTION COPY
AMENDMENT NO. 1 TO THE
AGREEMENT OF MERGER
AND TRANSACTION AGREEMENT
          AMENDMENT No. 1 (this “Amendment”) TO THE AGREEMENT OF MERGER AND TRANSACTION AGREEMENT, dated as of December 19, 2003, among Texas Cable Partners, L.P., a Delaware limited partnership (“TCP”), Kansas City Cable Partners, a Colorado general partnership (“KCCP”), Time Warner Entertainment-Advance/Newhouse Partnership, a New York general partnership (“TWE-A/N”), TWE-A/N Texas Cable Partners General Partner LLC, a Delaware limited liability company (“TWE-A/N GP”), Time Warner Entertainment Company, L.P., a Delaware limited partnership (“TWE”), TCI Texas Cable Holdings LLC, a Colorado limited liability company (“TCI”), TCI Texas Cable, Inc., a Colorado corporation (“TCI GP”), TCI of Missouri, Inc. (formerly known as Liberty Cable of Missouri, Inc.), a Missouri corporation (“LCM”), Comcast TCP Holdings, LLC, a Delaware limited liability company (“LCM LLC”) as successor in interest to LCM, TCI of Overland Park, Inc., a Kansas corporation (“Overland Park”), Comcast Corporation, a Pennsylvania corporation (“Comcast”), and Time Warner Cable Inc., a Delaware corporation (“TWCI”).
          WHEREAS, TCP, KCCP, TWE-A/N, TWE-A/N GP, TWE, TCI, TCI GP, LCM, Overland Park, Comcast and TWCI have entered into that certain Agreement of Merger and Transaction Agreement, dated as of December 1, 2003 (the “Transaction Agreement”);
          WHEREAS, prior to the date hereof, in accordance with Section 3(a) of the Transaction Agreement and pursuant to a Contribution Agreement, dated as of December 8, 2003, as amended, between LCM and LCM LLC, LCM transferred (the “LCM Transfer”) to LCM LLC, among other things, (x) 100% of LCM’s Interest (as defined in the Amended and Restated General Partnership Agreement of KCCP, dated as of August 31, 1998, as amended) in KCCP and (y) all of LCM’s rights and obligations under the Transaction Agreement;
          WHEREAS, pursuant to Section 3(a)(iii) of the Transaction Agreement, the LCM Transfer did not relieve LCM of any of its obligations under the Transaction Agreement;
          WHEREAS, as a result of the LCM Transfer and Section 3(a)(iii) of the Transaction Agreement, both LCM and LCM LLC are a party to this Amendment; and
          WHEREAS, the parties hereto wish to amend the Transaction Agreement to reflect the agreements of the parties set forth herein.
          NOW, THEREFORE, in consideration of the premises and the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

A.	AMENDMENTS TO SECTION 1 (FORMATION OF TRUST; TRUST TRANSFER)
          1. Section 1(a). Section 1(a) (Formation of Trust) of the Transaction Agreement is hereby amended by replacing “Effective Time” with “Closing Date”.
          2. Section 1(a). Section 1(a) (Formation of Trust) of the Transaction Agreement is hereby further amended by adding the following at the end thereof: “The parties hereby agree that notwithstanding anything to the contrary in the Trust Agreement, prior to the Effective Time the Trust shall not engage in any activities or transactions other than activities or transactions in furtherance of the transactions contemplated herein.”
B.	AMENDMENTS TO SECTION 6 (COVENANTS AND OTHER MATTERS)
          1. Section 6(b). Section 6(b) (Trust Agreement) of the Transaction Agreement is hereby amended by replacing “At Closing” with “Prior to the Closing Date”.
          2. Section 6(p). Section 6(p) (Indemnification) of the Transaction Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
“(i) From and after the date hereof, Comcast shall be liable for and indemnify and hold harmless TWCI, TWE-A/N, TWE-A/N GP, TWE and their respective Affiliates (each a “TWCI Indemnitee”) for any claims, losses, liabilities, demands, obligations, actions, penalties, expenses and costs resulting from a termination of TCP, KCCP or the Combined Partnership, as applicable, under Section 708 of the Code (including, without limitation, reasonable attorneys’ fees and expenses, including any such fees and expenses incurred in enforcing this indemnity) (on an after tax basis) (collectively, “Section 708 Damages”) which may be made or brought against a TWCI Indemnitee or which a TWCI Indemnitee may suffer or incur as a result of, based upon or arising out of, any breach of the representations and warranties contained in Section 5(b)(iii) or (iv) hereof or any action taken (except pursuant hereto) by Comcast, the TCI Limited Partners, TCI GP or any of their respective Affiliates that (x) causes any of their respective Interests in TCP, KCCP or the Combined Partnership to be treated as sold or exchanged within the meaning of Section 708(b)(1)(B) of the Code and Treasury Regulation § 1.708-1(b)(2) during the period beginning on the date hereof and ending on the date that is 12 months and 1 day following the Second Restructuring Date; or (y) causes any of their respective Interests in the Combined Partnership to be treated as sold or exchanged within the meaning of Section 708(b)(1)(B) of the Code and Treasury Regulation § 1.708-1(b)(2) if such action would cause the Combined Partnership to be terminated within the meaning of Section 708 of the Code; provided, however, that the foregoing indemnification shall not apply to the First Comcast Restructuring or the Second Comcast Restructuring, respectively, in each case so long as consummated in accordance with the terms of Section 3; provided, further, that in each case any indemnification hereunder shall not include any Section 708 Damages as a shareholder of TWCI.
(ii) From and after the date hereof, TWCI shall be liable for and indemnify and hold harmless Comcast, the TCI Limited Partners, TCI GP, and their respective Affiliates (each a “Comcast Indemnitee”) for any Section 708 Damages which may be made or brought against a Comcast Indemnitee or which a Comcast Indemnitee may suffer or incur as a result of, based upon or arising out of, any breach of the representations and warranties contained in Section 5(b)(i) or (ii) hereof or any action taken (except pursuant hereto) by TWCI, TWE-A/N, TWE-A/N GP or TWE or any of their respective Affiliates that (x) causes any of their respective Interests in TCP, KCCP or the Combined Partnership to be treated as sold or exchanged within the meaning of Section 708(b)(1)(B) of the Code and Treasury Regulation § 1.708-1(b)(2) during the period beginning on the date hereof and ending on the date that is 12 months and 1 day following the Second Restructuring Date; or (y) causes any of their respective Interests in the Combined Partnership to be treated as sold or exchanged within the meaning of Section 708(b)(1)(B) of the Code and Treasury Regulation § 1.708-1(b)(2) if such action would cause the Combined Partnership to be terminated within the meaning of Section 708 of the Code; provided, however, that the foregoing indemnification shall not apply to the TWE Transfer so long as consummated in accordance with the terms of Section 3(b); provided, further, that in each case any indemnification hereunder shall not include any Section 708 Damages as a shareholder of TWCI.”
C.	GENERAL PROVISIONS
          1. Ratification of the Transaction Agreement. Except as otherwise expressly provided herein, all of the terms and conditions of the Transaction Agreement are ratified and shall remain unchanged and continue in full force and effect.
          2. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware (other than its rules of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby).

          3. Counterparts. This Amendment may be executed in one or more counterparts, all of which shall consist one and the same instrument.
          4. Headings. The headings in this Amendment are for convenience of reference only, and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.
[Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

TIME WARNER ENTERTAINMENT-ADVANCE/NEWHOUSE PARTNERSHIP

By:	Time Warner Entertainment Company, L.P., Managing General Partner

	By:	/s/ David E. O’Hayre Name: David E. O’Hayre
Title: EVP, Investments, Cable Group

TWE-A/N TEXAS CABLE PARTNERS GENERAL PARTNER LLC
By:	/s/ David E. O’Hayre
	Name:	David E. O’Hayre
	Title:	Vice President

TIME WARNER ENTERTAINMENT COMPANY, L.P.
By:	/s/ David E. O’Hayre
	Name:	David E. O’Hayre
	Title:	EVP, Investments, Cable Group

TIME WARNER CABLE INC.
By:	/s/ David E. O’Hayre
	Name:	David E. O’Hayre
	Title:	EVP, Investments

TEXAS CABLE PARTNERS, L.P.
By:	/s/ David E. O’Hayre
	Name:	David E. O’Hayre
	Title:	Executive Vice President

KANSAS CITY CABLE PARTNERS

By:	Time Warner Entertainment Company, L.P., as its General Partner

	By:	/s/ David E. O’Hayre Name: David E. O’Hayre
Title: EVP, Investments, Cable Group

By:	Comcast TCP Holdings, LLC, as its General Partner

	By:	/s/ Arthur R. Block Name: Arthur R. Block, Title: Senior Vice President

By:	TCI of Overland Park, Inc., as its General Partner

	By:	/s/ Arthur R. Block

Name: Arthur R. Block Title: Senior Vice President

TCI TEXAS CABLE HOLDINGS LLC
By:	/s/ Arthur R. Block
	Name:	Arthur R. Block
	Title:	Senior Vice President

TCI TEXAS CABLE, INC.
By:	/s/ Arthur R. Block
	Name:	Arthur R. Block
	Title:	Senior Vice President

TCI OF MISSOURI, INC.
By:	/s/ Arthur R. Block
	Name:	Arthur R. Block
	Title:	Senior Vice President

COMCAST TCP HOLDINGS, LLC
By:	/s/ Arthur R. Block
	Name:	Arthur R. Block
	Title:	Senior Vice President

TCI OF OVERLAND PARK, INC.
By:	/s/ Arthur R. Block
	Name:	Arthur R. Block
	Title:	Senior Vice President

COMCAST CORPORATION
By:	/s/ Arthur R. Block
	Name:	Arthur R. Block
	Title:	Senior Vice President